EXHIBIT 10.2 - FORM OF EXTENSION OF CLOSING DATE

                             EXTENSION OF CLOSING DATE

Pursuant to Section 8.1 of that Share Purchase Agreement (the "Agreement") dated September 1, 2014 by and among Empire Global Corp and World Host Financiers Limited (the "Parties").

The Parties hereby mutually agree to extend the Closing Date to:

September 30, 2014

IN WITNESS WHEREOF, the parties hereto have duly executed this Extension of Closing Date as of September 1, 2014.

EMPIRE GLOBAL CORP.




By:
   -----------------------------------
    Michele Ciavarella
    Chairman and CEO
    Empire Global Corp.

And


THE SELLERS




By:
   -----------------------------------
    World Hosts Financiers Limited,
    represented by Alliance Trust Company Limited
    Director